GOLDMAN SACHS ETF TRUST

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

(each, a “Fund” and, together, the “Funds”)

Supplement dated December 20, 2024 to the

Prospectus and Summary Prospectuses, each dated December 29, 2023,

as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective immediately, each Fund’s diversification policy under the Investment Company Act of 1940 has been revised. Under the revised policy, each Fund will continue to seek to track its underlying index even if the Fund becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the underlying index. While each Fund seeks to track an underlying index that applies a daily capping methodology aimed to ensure that the index remains “diversified” within the meaning of the Investment Company Act of 1940, the daily capping is not applied during the pricing window preceding a rebalance date, which normally lasts several business days. During that period, the index (and therefore the Fund) may become non-diversified.

Shareholder approval will not be sought if a Fund crosses from diversified to non-diversified status under such circumstances.

Accordingly, each Fund’s Prospectus and Summary Prospectuses are revised as follows:

The following is added after the last sentence of the fourth paragraph in each of the “Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF – Summary – Principal Investment Strategies” and “Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF – Summary – Principal Investment Strategies” sections in the Funds’ Prospectus and in the “Principal Investment Strategies” sections in each Fund’s Summary Prospectus:

The daily capping is not applied during the pricing window preceding a rebalance date, which normally lasts several business days.

The following is added after the seventh paragraph in each of the in each of the “Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF – Summary – Principal Investment Strategies” and “Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF – Summary – Principal Investment Strategies” sections in the Funds’ Prospectus and in the “Principal Investment Strategies” sections in each Fund’s Summary Prospectus:

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, the Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund may invest a larger percentage of its assets in fewer issuers than diversified funds.

The following is added to the “Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF – Summary – Principal Risks of the Fund” and “Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF – Summary – Principal Risks of the Fund” sections in the Funds’ Prospectus and in the “Principal Risks of the Fund” sections in each Fund’s Summary Prospectus:

Diversification Risk. The Fund is classified as “diversified” under the Investment Company Act. However, the Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. This increased investment in fewer issuers may make the Fund more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

This Supplement should be retained with your Prospectus and Summary Prospectuses for future reference.

GGUSGVUSSTK 12-24